Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 13: COMMITMENTS AND CONTINGENCIES

As of December 31, 2017, the Company was contingently liable for letters of guarantee and letters of credit amounting to $590 (December 31, 2016: $590) issued by various banks in favor of various organizations and the total amount was collateralized by cash deposits, which were included as a component of restricted cash.

In December 2017, the Company agreed to charter-in, under a ten year bareboat contract, from an unrelated third party a newbuilding bulk carrier vessel of about 82,000 dwt, expected to be delivered in the fourth quarter of 2019. The Company has agreed to pay in total $5,410 representing a deposit for the option to acquire the vessel, of which $2,705 was paid during the year ended December 31, 2017. The total amount of $2,724, including expenses and interest, is presented under the caption “Other long-term assets”.

Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Petrolera San Antonio S.A. (a consolidated subsidiary) of all its obligations to Vitol S.A. up to $12,000. This guarantee expires on March 1, 2019.

The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts can be reasonably estimated, based upon facts known on the date the financial statements were prepared. Although the Company cannot predict with certainty the ultimate resolutions of these matters, in the opinion of management, the ultimate disposition of these matters is not expected to have a material adverse effect on the Company’s financial position, results of operations or liquidity.

As of December 31, 2017, Navios Logistics had operating lease obligations relating to chartered-in barges through March 2020.

As of December 31, 2017, Navios Logistics had obligations related to the construction of three new pushboats and the construction of a river and estuary tanker (including supervision costs) and the construction of covers for barges of $580, $9,024 and $486,  respectively, until the second quarter of 2018.

Navios Logistics had a dispute with Vale regarding the termination date of a COA contract, which was under arbitration proceedings in New York. Navios Logistics has received full security for its claim to date. As of December 31, 2017, related to this arbitration, Navios Logistics issued a letter of credit amounting to $2,900 and the total amount was collateralized by a cash deposit, which was presented as restricted cash in the accompanying balance sheets as of December 31, 2016. On February 10, 2017, the arbitration tribunal ruled in favor of Navios Logistics. Vale has been ordered to pay Navios Logistics $21,500, compensating for all unpaid invoices, late payment of invoices, and legal fees incurred. An amount of $1,157 was recorded in the consolidated statements of comprehensive (loss)/income under “Other income” as part of this compensation. The full amount was received in March 2017, and the collateralized cash amount of $2,900, was released.

On March 30, 2016, Navios Logistics received written notice from Vale stating that Vale will not be performing the service contract entered into between CNSA and Vale on September 27, 2013, relating to the iron ore port facility in Nueva Palmira, Uruguay. Navios Logistics initiated arbitration proceedings in London on June 10, 2016 pursuant to the dispute resolution provisions of the service contract. On December 20, 2016, a London arbitration tribunal ruled that the Vale port contract remains in full force and effect. If Vale were to further repudiate or renounce the contract, Navios Logistics may elect to terminate the contract and then would be entitled to damages calculated by reference to guaranteed volumes and agreed tariffs for the remaining period of the contract.

On October 7, 2016, a putative class action complaint was filed against the Company and six of its directors in the United States District Court for the Southern District of New York by a purported holder of Series G American Depositary Shares and Series H American Depositary Shares. The complaint asserts claims for breach of fiduciary duty and contract. The complaint sought, among other things, unspecified monetary damages, a declaration regarding certain of the Company’s alleged obligations under the applicable certificates of designation, the restoration of certain alleged rights to non-tendering holders if the exchange offer that commenced on September 19, 2016 was consummated, and an award of plaintiff’s costs. On November 28, 2016, plaintiff’s counsel informed the Court that the litigation was moot in light of the failure of the consent solicitation (which did not attain the necessary support from the holders of Series G American Depositary Shares and Series H American Depositary Shares). On January 10, 2017, plaintiff’s counsel submitted a motion for attorneys’ fees to which the Company submitted an opposition brief on February 3, 2017, which requested that the Court deny the request for attorneys’ fees in its entirety. Plaintiff’s counsel’s motion for attorney’s fees was fully briefed on February 17, 2017. On September 26, 2017, the Court issued a decision denying plaintiff’s application for an award of attorneys’ fees and requiring that any party wishing to restore the case to the Court’s active docket do so by October 10, 2017. No party requested that the case be restored to the active docket by the October 10, 2017 deadline. No appeal of the Court’s denial of plaintiff’s application for an award of attorneys’ fees has been taken to date and the time to file an appeal has expired.

On April 1, 2016, Navios Holdings was named as a defendant in a putative shareholder derivative lawsuit brought by two alleged shareholders of Navios Acquisition purportedly on behalf of nominal defendant, Navios Acquisition, in the United States District Court for the Southern District of New York, captioned Metropolitan Capital Advisors International Ltd., et al. v. Navios Maritime Holdings, Inc. et al., No. 1:16-cv-02437. The lawsuit challenged the March 9, 2016 loan agreement between Navios Holdings and Navios Acquisition pursuant to which Navios Acquisition agreed to provide a $50,000 credit facility (the “Revolver”) to Navios Holdings.

On April 14, 2016, Navios Holdings and Navios Acquisition announced that the Revolver had been cancelled, and that no borrowings had been made under the Revolver. In June 2016, the parties reached an agreement resolving the plaintiffs’ application for attorneys’ fees and expenses which was approved by an order of the Court. The litigation was dismissed upon notice of the order being provided to Navios Acquisition’s shareholders via the inclusion of the order as an attachment to a Navios Acquisition Form 6-K and the payment of $775 by Navios Acquisition in satisfaction of the plaintiffs’ request for attorneys’ fees and expenses. A copy of the order was provided as an exhibit to Navios Acquisition’s Form 6-K filed with the Securities and Exchange Commission on June 9, 2016.

The Company, in the normal course of business, entered into contracts to time charter-in vessels for various periods through 2030.